Exhibit 99.1

Mortgage Pool

Mortgage Rates(1)

Mortgage Rate (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans	Average Principal Balance Outstanding ($)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
5.250	1	$870,985.00	0.10%	870,985.00	360	757	80.00
5.375	1	424,681.00	0.05	424,681.00	360	709	80.00
5.500	7	3,795,950.00	0.45	542,278.57	360	756	75.31
5.625	12	7,338,635.00	0.86	611,552.92	360	755	77.27
5.750	27	16,500,458.27	1.94	611,128.08	358	761	73.21
5.875	99	56,938,705.33	6.70	575,138.44	360	745	71.85
5.999	3	1,732,611.93	0.20	577,537.31	359	745	80.00
6.000	201	128,327,490.62	15.10	638,445.23	360	751	73.40
6.095	1	479,500.00	0.06	479,500.00	360	717	84.12
6.125	342	218,650,429.69	25.72	639,328.74	360	750	73.95
6.250	572	365,028,842.65	42.94	638,162.31	360	747	71.50
6.335	1	505,000.00	0.06	505,000.00	360	725	82.92
6.375	74	44,104,092.00	5.19	596,001.24	360	745	74.58
6.500	5	2,649,000.00	0.31	529,800.00	360	712	74.41
6.625	1	689,784.00	0.08	689,784.00	360	770	79.64
6.750	3	1,960,996.93	0.23	653,665.64	360	695	71.15
Total	1,350	$849,997,162.42	100.00%
_________
(1)
The lender acquired mortgage insurance mortgage loans are shown in the preceding table at the mortgage rates net of interest premium charge by the related lenders.  As of the cut-off date, the weighted average mortgage rate of the mortgage loans (net of such premiums) was approximately 6.143% per annum.  Without the adjustment, the weighted average on the mortgage loans was approximately 6.144% per annum.

Current Mortgage Loan Principal Balances(1)

Range of Current Mortgage Loan Principal Balances ($)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans	Average Principal Balance Outstanding ($)	Weighted Average Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
400,000.01 – 450,000.00	155	$67,763,545.68	7.97%	437,184.17	6.124	360	746	73.36
450,000.01 – 500,000.00	260	124,295,849.66	14.62	478,060.96	6.162	360	750	72.13
500,000.01 – 550,000.00	236	123,919,506.39	14.58	525,082.65	6.142	360	741	74.06
550,000.01 – 600,000.00	194	112,379,106.54	13.22	579,273.75	6.130	360	750	74.45
600,000.01 – 650,000.00	131	82,379,442.43	9.69	628,850.71	6.147	359	750	73.91
650,000.01 – 700,000.00	74	50,114,307.80	5.90	677,220.38	6.105	360	750	73.70
700,000.01 – 750,000.00	45	32,726,584.67	3.85	727,257.44	6.170	360	742	72.77
750,000.01 – 1,000,000.00	205	178,547,785.19	21.01	870,964.81	6.144	360	750	72.92
1,000,000.01 – 1,500,000.00	39	49,668,034.06	5.84	1,273,539.33	6.144	360	754	66.98
1,500,000.01 – 2,000,000.00	8	14,823,000.00	1.74	1,852,875.00	6.143	360	756	67.25
Above 2,000,000.00	3	13,380,000.00	1.57	4,460,000.00	6.250	360	747	64.12
Total	1,350	$849,997,162.42	100.00%
_________
(1)	As of the cut-off date, the average current mortgage loan principal balance of the mortgage loans was approximately $629,628.

FICO Credit Scores(1)

Range of FICO Credit Scores	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans	Average Principal Balance Outstanding ($)	Weighted Average Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
660-679	57	$33,128,444.17	3.90%	581,200.77	6.162	360	670	73.44
680-699	79	44,627,879.68	5.25	564,909.87	6.178	360	690	76.49
700-719	197	121,801,054.52	14.33	618,279.46	6.143	360	710	71.93
720 and Above	1,017	650,439,784.05	76.52	639,567.14	6.140	360	763	72.63
Total	1,350	$849,997,162.42	100.00%

(1)	As of the cut-off date, the weighted average FICO Credit Score of the mortgagors related to the mortgage loans was approximately 748.

Original Loan-to-Value Ratios(1)(2)

Range of Original Loan-to-Value Ratios (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans	Average Principal Balance Outstanding ($)	Weighted Average Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
50.00 or Less	60	$43,789,435.70	5.15%	729,823.93	6.158	360	755	40.17
50.01 to 55.00	39	25,859,285.00	3.04	663,058.59	6.127	359	748	52.80
55.01 to 60.00	59	45,450,015.58	5.35	770,339.25	6.171	360	755	58.33
60.01 to 65.00	71	41,824,265.43	4.92	589,074.16	6.130	360	747	62.91
65.01 to 70.00	158	99,449,280.22	11.70	629,425.82	6.169	360	744	68.28
70.01 to 75.00	158	101,131,932.08	11.90	640,075.52	6.151	360	746	73.41
75.01 to 80.00	786	482,742,847.89	56.79	614,176.65	6.134	360	749	79.48
80.01 to 85.00	6	2,965,650.00	0.35	494,275.00	6.357	360	699	83.53
85.01 to 90.00	12	6,348,250.52	0.75	529,020.88	6.138	359	724	89.76
90.01 to 95.00	1	436,200.00	0.05	436,200.00	5.625	360	713	91.83
Total	1,350	$849,997,162.42	100.00%
_________
(1)	As of the cut-off date, the weighted average original Loan-to-Value Ratio of the mortgage loans was approximately 72.76%.
(2)	Does not take into account any secondary financing on the mortgage loans that may exist at the time of origination.

Original Combined Loan-to-Value Ratios(1)(2)

Range of Original Combined Loan-to-Value Ratios (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans	Average Principal Balance Outstanding ($)	Weighted Average Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
50.00 or Less	56	$40,924,435.70	4.81%	730,793.49	6.156	360	755	40.20
50.01 to 55.00	39	25,409,285.00	2.99	651,520.13	6.129	359	747	52.61
55.01 to 60.00	50	36,367,015.58	4.28	727,340.31	6.170	360	760	57.21
60.01 to 65.00	64	36,089,203.31	4.25	563,893.80	6.114	360	746	62.09
65.01 to 70.00	147	96,324,875.55	11.33	655,271.26	6.176	360	742	67.53
70.01 to 75.00	144	88,710,032.84	10.44	616,041.89	6.147	360	748	73.08
75.01 to 80.00	517	324,033,691.14	38.12	626,757.62	6.135	360	750	78.84
80.01 to 85.00	52	31,344,409.36	3.69	602,777.10	6.179	360	739	78.01
85.01 to 90.00	215	132,192,338.20	15.55	614,848.08	6.139	360	750	79.32
90.01 to 95.00	32	18,729,753.74	2.20	585,304.80	6.141	360	727	79.52
95.01 to 100.00	34	19,872,122.00	2.34	584,474.18	6.090	360	737	79.96
Total	1,350	$849,997,162.42	100.00%
_________
(1)	As of the cut-off date, the weighted average original Combined Loan-to-Value Ratio of the mortgage loans was approximately 75.73%.
(2)	Takes into account any secondary financing on the mortgage loans that may exist at the time of origination.

Geographic Distribution of Mortgaged Properties(1)

State	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans	Average Principal Balance Outstanding ($)	Weighted Average Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
Arizona	31	$17,287,294.61	2.03%	557,654.66	6.154	360	748	73.93
California	664	410,789,351.11	48.33	618,658.66	6.138	360	747	72.12
Colorado	33	20,308,027.04	2.39	615,394.76	6.149	360	759	72.45
Florida	37	24,593,337.31	2.89	664,684.79	6.205	360	741	72.09
Maryland	36	23,587,870.26	2.78	655,218.62	6.142	360	746	73.66
New Jersey	56	34,464,468.14	4.05	615,436.93	6.151	360	751	73.01
New York	53	38,304,790.25	4.51	722,731.89	6.115	359	757	66.63
Texas	38	25,996,902.34	3.06	684,129.01	6.134	360	750	76.82
Virginia	48	29,045,756.00	3.42	605,119.92	6.120	360	754	75.66
Washington	59	36,705,405.25	4.32	622,125.51	6.131	360	741	73.75
Other (less than 2%)	295	188,913,960.11	22.23	640,386.31	6.158	360	750	74.05
Total	1,350	$849,997,162.42	100.00%
 _________
(1)
The Other row in the preceding table includes 36 other states and the District of Columbia with under 2% concentrations individually.  As of the cut-off date, no more than approximately 0.709% of the mortgage loans were secured by mortgaged properties located in any one postal zip code area.

Loan Purpose

Loan Purpose	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans	Average Principal Balance Outstanding ($)	Weighted Average Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
Refinance (Cash-Out)	376	$214,106,411.00	25.19%	569,431.94	6.155	360	735	69.80
Purchase	694	461,240,613.12	54.26	664,611.83	6.131	360	756	75.19
Refinance (Rate/Term)	280	174,650,138.30	20.55	623,750.49	6.164	360	743	69.97
Total	1,350	$849,997,162.42	100.00%

Types of Mortgaged Properties

Property Type	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans	Average Principal Balance Outstanding ($)	Weighted Average Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
2-4 Family Residence	9	$5,895,532.03	0.69%	655,059.11	6.102	360	754	74.60
Cooperative	5	4,650,472.52	0.55	930,094.50	6.219	360	782	55.14
Low-Rise Condominium	84	49,780,280.00	5.86	592,622.38	6.136	360	760	75.70
Planned Unit Development	392	252,935,132.24	29.76	645,242.68	6.130	360	750	73.34
Single Family Residence	860	536,735,745.63	63.15	624,111.33	6.151	360	746	72.35
Total	1,350	$849,997,162.42	100.00%

Occupancy Types(1)

Occupancy Type	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans	Average Principal Balance Outstanding ($)	Weighted Average Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
Owner Occupied	1,286	$804,946,533.82	94.70%	625,930.43	6.141	360	747	72.87
Second/Vacation Home	64	45,050,628.60	5.30	703,916.07	6.184	360	764	70.79
Total	1,350	$849,997,162.42	100.00%

1)	(Based upon representations of the related borrowers at the time of origination.

Remaining Terms to Maturity(1)

Remaining Term to Maturity (Months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans	Average Principal Balance Outstanding ($)	Weighted Average Mortgage Rate (%)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
360	1,268	$796,018,960.62	93.65%	627,775.21	6.144	749	72.75
359	69	45,418,307.51	5.34	658,236.34	6.152	746	72.48
358	8	5,429,276.25	0.64	678,659.53	6.108	727	77.69
357	2	1,508,918.04	0.18	754,459.02	6.085	738	74.34
300	3	1,621,700.00	0.19	540,566.67	6.012	761	67.46
Total	1,350	$849,997,162.42	100.00%
____________
(1)	As of the cut-off date, the weighted average remaining term to maturity of the mortgage loans was approximately 360 months.

Interest-Only Periods at Origination

Interest-Only Period (months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans	Average Principal Balance Outstanding ($)	Weighted Average Current Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
0	940	$588,709,368.86	69.26%	626,286.56	6.141	360	750	72.01
120	410	261,287,793.56	30.74	637,287.30	6.149	360	745	74.45
Total	1,350	$849,997,162.42	100.00%

Prepayment Charge Periods at Origination

Prepayment Charge Period (months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans	Average Principal Balance Outstanding ($)	Weighted Average Current Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
0	1,315	$828,052,244.48	97.42%	629,697.52	6.138	360	749	72.81
15	1	930,016.73	0.11	930,016.73	6.250	359	743	74.47
36	4	2,162,964.28	0.25	540,741.07	6.380	360	733	75.16
60	30	18,851,936.93	2.22	628,397.90	6.334	360	730	70.35
Total	1,350	$849,997,162.42	100.00%